Exhibit 99.1
Investor Relations: Media Relations:	Patricia Figueroa Ann Imes +1 (617) 747-3300 ir@amg.com pr@amg.com

AMG Reports Financial and Operating Results for
the Fourth Quarter and Full Year 2022

Company reports EPS of $17.40, Economic EPS of $7.28 in fourth quarter
EPS of $25.35, Economic EPS of $20.14 for the full year 2022

Net Income (controlling interest) of $1.1 billion includes $576 million gain* on BPEA transaction, Economic Net Income of $802 million
10% full-year Economic Earnings per share growth reflects strong Affiliate investment performance and strategic execution
Repurchased $475 million in common stock in 2022; entered into a $225 million accelerated share repurchase program at year-end

WEST PALM BEACH, FL, February 6, 2023 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the fourth quarter and full year 2022.

Jay C. Horgen, President and Chief Executive Officer of AMG, said:
“AMG delivered 10% growth in full-year Economic Earnings per share, reflecting our unique business profile. Given the diversification of our business, our Affiliates' differentiated performance, and the positive impact of our capital allocation strategy — across both growth investments and share repurchases — we generated excellent results, notwithstanding significant market and flow headwinds facing our industry.

“In 2022, we continued to evolve our business toward areas of secular growth, including by expanding our partnership with one of the industry's leading technology-driven alternatives managers, and investing in a new Affiliate focused on communications infrastructure, further increasing our exposure to liquid alternatives and real assets, respectively. Over the past four years, we have invested $1.3 billion in growth investments in new and existing Affiliates and, given our disciplined capital allocation strategy, we have also returned $1.9 billion in excess capital to shareholders, resulting in a significant reduction in our share count.

“Given our business momentum, the quality and diversity of our Affiliates, as well as our strong and flexible balance sheet, we enter 2023 in an excellent position to capitalize on unique opportunities emerging in a fundamentally changed market environment. We remain focused on executing our strategy of allocating capital to the highest areas of growth and return within our disciplined capital allocation framework, and are confident in our ability to create meaningful shareholder value over time."

FINANCIAL HIGHLIGHTS	Three Months Ended		Year Ended
(in millions, except as noted and per share data)	12/31/2021	12/31/2022	12/31/2021	12/31/2022
Operating Performance Measures
AUM (at period end, in billions)	$813.8	$650.8	$813.8	$650.8
Average AUM (in billions)	809.7	642.2	761.7	709.4
Net client cash flows (in billions)	(6.2)	(10.5)	(18.5)	(33.0)
Aggregate fees	1,935.3	1,884.3	5,611.4	5,560.5
Financial Performance Measures
Net income (controlling interest)	$178.5	$777.8	$565.7	$1,145.9
Earnings per share (diluted) (1)	4.17	17.40	13.05	25.35
Supplemental Performance Measures (2)
Adjusted EBITDA (controlling interest)	$356.8	$371.3	$1,058.6	$1,060.3
Economic net income (controlling interest)	255.3	285.2	779.8	802.1
Economic earnings per share	6.10	7.28	18.28	20.14
For additional information on our Supplemental Performance Measures, including reconciliations to GAAP, see the Financial Tables and Notes.

__________________________
* $576 million includes BPEA transaction gain and the realized and unrealized gain on EQT shares, net of tax, in the fourth quarter (these gains are excluded from applicable non-GAAP financial metrics).

Capital Management
During the fourth quarter of 2022, the Company repurchased approximately $130 million in common stock, bringing full-year repurchases to $475 million, entered into a seven-month $225 million accelerated share repurchase program, and announced a fourth-quarter cash dividend of $0.01 per share of common stock, payable March 2, 2023 to stockholders of record as of the close of business on February 16, 2023.

About AMG
AMG is a leading partner to independent active investment management firms globally. AMG’s strategy is to generate long‐term value by investing in a diverse array of high-quality independent partner-owned firms, through a proven partnership approach, and allocating resources across AMG's unique opportunity set to the areas of highest growth and return. AMG’s innovative partnership approach enables each Affiliate’s management team to own significant equity in their firm while maintaining operational and investment autonomy. In addition, AMG offers its Affiliates growth capital, global distribution, and other strategic value-added capabilities, which enhance the long-term growth of these independent businesses, and enable them to align equity incentives across generations of principals to build enduring franchises. As of December 31, 2022, AMG’s aggregate assets under management were approximately $651 billion across a broad range of return-oriented strategies. For more information, please visit the Company’s website at www.amg.com.

Conference Call, Replay and Presentation Information
A conference call will be held with AMG’s management at 8:30 a.m. Eastern time today. Parties interested in listening to the conference call should dial 1-877-407-8291 (U.S. calls) or 1-201-689-8345 (non-U.S. calls) shortly before the call begins.

The conference call will also be available for replay beginning approximately one hour after the conclusion of the call. To hear a replay of the call, please dial 1-877-660-6853 (U.S. calls) or 1-201-612-7415 (non-U.S. calls) and provide conference ID 13735575. The live call and replay of the session and a presentation highlighting the Company's performance can also be accessed via AMG’s website at https://ir.amg.com/.

Financial Tables Follow

ASSETS UNDER MANAGEMENT - STATEMENT OF CHANGES (in billions)

BY STRATEGY - QUARTER TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, September 30, 2022	$237.4	$176.2	$125.7	$105.3	$644.6
Client cash inflows and commitments	10.4	4.3	4.8	5.4	24.9
Client cash outflows	(6.4)	(14.7)	(8.8)	(5.5)	(35.4)
Net client cash flows	4.0	(10.4)	(4.0)	(0.1)	(10.5)
New investments	3.3	—	—	—	3.3
BPEA**	(31.6)	—	—	—	(31.6)
Market changes	2.1	16.8	11.3	4.7	34.9
Foreign exchange	3.0	3.7	0.6	0.6	7.9
Realizations and distributions (net)	(0.8)	(0.2)	(0.2)	(0.1)	(1.3)
Other	3.5	(0.0)	(0.1)	0.1	3.5
AUM, December 31, 2022	$220.9	$186.1	$133.3	$110.5	$650.8

BY STRATEGY - YEAR TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, December 31, 2021	$238.2	$277.5	$170.7	$127.4	$813.8
Client cash inflows and commitments	40.4	20.3	23.9	22.7	107.3
Client cash outflows	(21.5)	(59.9)	(33.6)	(25.3)	(140.3)
Net client cash flows	18.9	(39.6)	(9.7)	(2.6)	(33.0)
New investments	3.3	—	—	—	3.3
BPEA**	(31.6)	—	—	—	(31.6)
Market changes	2.6	(43.3)	(26.0)	(12.4)	(79.1)
Foreign exchange	(4.2)	(8.1)	(1.5)	(1.5)	(15.3)
Realizations and distributions (net)	(9.8)	(0.3)	(0.2)	(0.2)	(10.5)
Other	3.5	(0.1)	(0.0)	(0.2)	3.2
AUM, December 31, 2022	$220.9	$186.1	$133.3	$110.5	$650.8

BY CLIENT TYPE - QUARTER TO DATE	Institutional	Retail	High Net Worth	Total
AUM, September 30, 2022	$345.3	$177.5	$121.8	$644.6
Client cash inflows and commitments	10.3	8.8	5.8	24.9
Client cash outflows	(13.9)	(15.0)	(6.5)	(35.4)
Net client cash flows	(3.6)	(6.2)	(0.7)	(10.5)
New investments	3.3	—	—	3.3
BPEA**	(31.6)	—	—	(31.6)
Market changes	13.4	14.4	7.1	34.9
Foreign exchange	4.1	3.5	0.3	7.9
Realizations and distributions (net)	(0.6)	(0.6)	(0.1)	(1.3)
Other	3.2	0.3	(0.0)	3.5
AUM, December 31, 2022	$333.5	$188.9	$128.4	$650.8

BY CLIENT TYPE - YEAR TO DATE	Institutional	Retail	High Net Worth	Total
AUM, December 31, 2021	$413.8	$252.5	$147.5	$813.8
Client cash inflows and commitments	43.3	39.6	24.4	107.3
Client cash outflows	(55.9)	(58.0)	(26.4)	(140.3)
Net client cash flows	(12.6)	(18.4)	(2.0)	(33.0)
New investments	3.3	—	—	3.3
BPEA**	(31.6)	—	—	(31.6)
Market changes	(27.1)	(35.3)	(16.7)	(79.1)
Foreign exchange	(7.8)	(6.6)	(0.9)	(15.3)
Realizations and distributions (net)	(9.1)	(0.9)	(0.5)	(10.5)
Other	4.6	(2.4)	1.0	3.2
AUM, December 31, 2022	$333.5	$188.9	$128.4	$650.8
__________________________
** Assets under management attributable to BPEA as of the BPEA Transaction closing date.

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(in millions, except per share data)	12/31/2021	12/31/2022

Consolidated revenue	$691.8	$539.6

Consolidated expenses:
Compensation and related expenses	295.0	274.5
Selling, general and administrative	96.8	109.8
Intangible amortization and impairments	10.4	12.2
Interest expense	28.6	29.7
Depreciation and other amortization	4.1	4.0
Other expenses (net)	32.8	22.2
Total consolidated expenses	467.7	452.4

Equity method income (net)(3)	117.4	214.2
BPEA Transaction gain(4)	—	641.9
Investment and other income(4)	26.5	115.6
Income before income taxes	368.0	1,058.9

Income tax expense	84.6	227.8
Net income	283.4	831.1

Net income (non-controlling interests)	(104.9)	(53.3)
Net income (controlling interest)	$178.5	$777.8

Average shares outstanding (basic)	40.6	37.5
Average shares outstanding (diluted)	43.9	46.0

Earnings per share (basic)	$4.40	$20.75
Earnings per share (diluted)(1)	$4.17	$17.40

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES(2)

	Three Months Ended
(in millions, except per share data)	12/31/2021	12/31/2022

Net income (controlling interest)	$178.5	$777.8
Intangible amortization and impairments	88.2	78.1
Intangible-related deferred taxes	0.6	4.2
BPEA Transaction(4)	—	(576.0)
Other economic items	(12.0)	1.1
Economic net income (controlling interest)	$255.3	$285.2

Average shares outstanding (adjusted diluted)	41.8	39.2
Economic earnings per share	$6.10	$7.28

Net income (controlling interest)	$178.5	$777.8
Interest expense	28.6	29.7
Income taxes	76.4	226.2
Intangible amortization and impairments	88.2	78.1
BPEA Transaction(4)	—	(743.6)
Other items	(14.9)	3.1
Adjusted EBITDA (controlling interest)	$356.8	$371.3
See Notes for additional information.

CONSOLIDATED STATEMENTS OF INCOME

	Year Ended
(in millions, except per share data)	12/31/2021	12/31/2022

Consolidated revenue	$2,412.4	$2,329.6

Consolidated expenses:
Compensation and related expenses	1,047.1	1,071.5
Selling, general and administrative	347.1	385.5
Intangible amortization and impairments	35.7	51.6
Interest expense	111.4	114.4
Depreciation and other amortization	16.6	15.8
Other expenses (net)	73.5	34.7
Total consolidated expenses	1,631.4	1,673.5

Equity method income (net)(3)	242.5	338.1
BPEA Transaction gain(4)	—	641.9
Investment and other income(4)	117.6	110.3
Income before income taxes	1,141.1	1,746.4

Income tax expense	251.0	358.3
Net income	890.1	1,388.1

Net income (non-controlling interests)	(324.4)	(242.2)
Net income (controlling interest)	$565.7	$1,145.9

Average shares outstanding (basic)	41.5	38.5
Average shares outstanding (diluted)	44.8	49.0

Earnings per share (basic)	$13.65	$29.77
Earnings per share (diluted)(1)	$13.05	$25.35

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES(2)

	Year Ended
(in millions, except per share data)	12/31/2021	12/31/2022

Net income (controlling interest)	$565.7	$1,145.9
Intangible amortization and impairments	199.9	195.0
Intangible-related deferred taxes	52.5	45.5
BPEA Transaction(4)	—	(576.0)
Other economic items	(38.3)	(8.3)
Economic net income (controlling interest)	$779.8	$802.1

Average shares outstanding (adjusted diluted)	42.7	39.8
Economic earnings per share	$18.28	$20.14

Net income (controlling interest)	$565.7	$1,145.9
Interest expense	111.4	114.4
Income taxes	229.6	347.4
Intangible amortization and impairments	199.9	195.0
BPEA Transaction(4)	—	(743.6)
Other items	(48.0)	1.2
Adjusted EBITDA (controlling interest)	$1,058.6	$1,060.3
See Notes for additional information.

CONSOLIDATED BALANCE SHEET

	Year Ended
(in millions)	12/31/2021	12/31/2022

Assets
Cash and cash equivalents	$908.5	$429.2
Receivables	419.2	316.0
Investments in marketable securities	78.5	716.9
Goodwill	2,689.2	2,648.7
Acquired client relationships (net)	1,966.4	1,876.0
Equity method investments in Affiliates (net)	2,134.4	2,139.5
Fixed assets (net)	73.9	68.5
Other investments	375.2	421.6
Other assets	231.1	264.6
Total assets	$8,876.4	$8,881.0

Liabilities and Equity
Payables and accrued liabilities	$789.1	$778.3
Debt(5)	2,490.4	2,535.3
Deferred income tax liability (net)	503.2	464.7
Other liabilities	709.2	461.7
Total liabilities	4,491.9	4,240.0

Redeemable non-controlling interests	673.9	465.4
Equity:
Common stock	0.6	0.6
Additional paid-in capital	651.6	695.5
Accumulated other comprehensive loss	(87.9)	(203.4)
Retained earnings	4,569.5	5,718.2
	5,133.8	6,210.9
Less: treasury stock, at cost	(2,347.4)	(2,980.6)
Total stockholders’ equity	2,786.4	3,230.3
Non-controlling interests	924.2	945.3
Total equity	3,710.6	4,175.6
Total liabilities and equity	$8,876.4	$8,881.0

See Notes for additional information.

Notes

(1)    Earnings per share (diluted) adjusts for the dilutive effect of the potential issuance of incremental shares of our common stock.

Prior to 2022, we excluded any potential dilutive effect from possible share settlements of Redeemable non-controlling interests as we intend to settle in cash. Upon adoption of Accounting Standard Update 2020-06, Debt with Conversion and Other Options and Derivatives and Hedging - Contracts in Entity’s Own Equity ("ASU 2020-06"), we must assume the settlement of all of our Redeemable non-controlling interests using the maximum number of shares permitted under our arrangements. The issuance of shares and the related income acquired are excluded from the calculation if an assumed purchase of Redeemable non-controlling interests would be anti-dilutive to diluted earnings per share.

We had junior convertible securities outstanding during the periods presented and are required to apply the if-converted method to these securities in our calculation of Earnings per share (diluted). Under the if-converted method, shares that are issuable upon conversion are deemed outstanding, regardless of whether the securities are contractually convertible into our common stock at that time. For this calculation, the interest expense (net of tax) attributable to these dilutive securities is added back to Net income (controlling interest), reflecting the assumption that the securities have been converted. Issuable shares for these securities and related interest expense are excluded from the calculation if an assumed conversion would be anti-dilutive to diluted earnings per share.

The following table provides a reconciliation of the numerator and denominator used in the calculation of basic and diluted earnings per share:

	Three Months Ended		Year Ended
(in millions)	12/31/2021	12/31/2022	12/31/2021	12/31/2022
Numerator
Net income (controlling interest)	$178.5	$777.8	$565.7	$1,145.9
Income from hypothetical settlement of Redeemable non-controlling interests, net of taxes	—	19.1	—	82.9
Interest expense on junior convertible securities, net of taxes	4.5	3.4	18.5	14.0
Net income (controlling interest), as adjusted	$183.0	$800.3	$584.2	$1,242.8
Denominator
Average shares outstanding (basic)	40.6	37.5	41.5	38.5
Effect of dilutive instruments:
Stock options and restricted stock units	1.2	1.7	1.2	1.3
Hypothetical issuance of shares to settle Redeemable non-controlling interests	—	5.0	—	7.4
Junior convertible securities	2.1	1.8	2.1	1.8
Average shares outstanding (diluted)	43.9	46.0	44.8	49.0

(2)    As supplemental information, we provide non-GAAP performance measures of Adjusted EBITDA (controlling interest), Economic net income (controlling interest), and Economic earnings per share. Management utilizes these non-GAAP performance measures to assess our performance before our share of certain non-cash expenses and to improve comparability between periods.

Adjusted EBITDA (controlling interest) represents our performance before our share of interest expense, income taxes, depreciation, amortization, impairments, gains and losses related to the BPEA Transaction, certain Affiliate equity expenses, certain gains and losses, including on general partner and seed capital investments, certain non-income based taxes, and adjustments to our contingent payment obligations. We believe that many investors use this non-GAAP measure when assessing the financial performance of companies in the investment management industry.

Under our Economic net income (controlling interest) definition, we add to Net income (controlling interest) our share of pre-tax intangible amortization and impairments (including the portion attributable to equity method investments in Affiliates), deferred taxes related to intangible assets, gains and losses related to the BPEA Transaction, net of tax, and other economic items which include certain gains and losses, principally related to the accounting for contingent payment obligations as well as general partner and seed capital investments, tax windfalls and shortfalls from share-based compensation, certain Affiliate equity expenses, and non-cash imputed interest. Economic net income (controlling interest) is used by management and our Board of Directors as our principal performance benchmark, including as one of the measures for aligning executive compensation with stockholder value.

Economic earnings per share represents Economic net income (controlling interest) divided by the Average shares outstanding (adjusted diluted). In this calculation, we exclude the potential shares issued upon settlement of Redeemable non-controlling interests from Average shares outstanding (adjusted diluted) because we intend to settle those obligations without issuing shares, consistent with all prior Affiliate equity purchase transactions. The potential share issuance in connection with our junior convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the junior convertible securities in excess of par, if any, are deemed to be outstanding. We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.

Notes (continued)

The following table provides a reconciliation of Average shares outstanding (adjusted diluted):

	Three Months Ended		Year Ended
(in millions)	12/31/2021	12/31/2022	12/31/2021	12/31/2022
Average shares outstanding (diluted)	43.9	46.0	44.8	49.0
Hypothetical issuance of shares to settle Redeemable non-controlling interests	—	(5.0)	—	(7.4)
Junior convertible securities	(2.1)	(1.8)	(2.1)	(1.8)
Average shares outstanding (adjusted diluted)	41.8	39.2	42.7	39.8

These non-GAAP performance measures are provided in addition to, but not as a substitute for, Net income (controlling interest), Earnings per share, or other GAAP performance measures. For additional information on our non-GAAP measures, see our most recent Annual and Quarterly Reports on Form 10-K and 10-Q, respectively, which are accessible on the SEC’s website at www.sec.gov.

(3)    The following table presents equity method earnings and equity method intangible amortization and impairments, which in aggregate form Equity method income (net):

	Three Months Ended		Year Ended
(in millions)	12/31/2021	12/31/2022	12/31/2021	12/31/2022
Equity method earnings	$198.6	$284.1	$417.5	$497.2
Equity method intangible amortization and impairments	(81.2)	(69.9)	(175.0)	(159.1)
Equity method income (net)	$117.4	$214.2	$242.5	$338.1

(4)    The following presents the impact of the completion of the Company's previously announced sale of its equity interest in Baring Private Equity Asia ("BPEA"), to EQT AB ("EQT"), a public company listed on Nasdaq Stockholm (EQT ST), (the "BPEA Transaction"), in connection with the strategic combination of BPEA and EQT:

	Three Months Ended		Year Ended
(in millions)	12/31/2021	12/31/2022	12/31/2021	12/31/2022
BPEA Transaction gain	$—	$641.9	$—	$641.9
Investment and other income - Realized and unrealized gains on EQT shares	—	101.7	—	101.7
BPEA Transaction gain, pre-tax	—	743.6	—	743.6
Income taxes	—	(167.6)	—	(167.6)
BPEA Transaction gain, after-tax	$—	$576.0	$—	$576.0

(5)    Effective January 1, 2022, the Company adopted ASU 2020-06, which impacted the treatment of our junior convertible securities. The adoption resulted in increases in Debt and beginning Retained earnings of $101.5 million and $4.5 million, respectively, and decreases in Additional paid-in-capital and Deferred income tax liability (net) of $80.6 million and $25.4 million, respectively.

Forward-Looking Statements and Other Matters
Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” "preliminary," “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “positioned,” “prospects,” “intends,” “plans,” “estimates,” “pending investments,” “anticipates,” or the negative version of these words or other comparable words. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, pandemics and related changes in the global economy, capital markets and the asset management industry, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, uncertainties relating to closing of pending investments or transactions and potential changes in the anticipated benefits thereof, the investment performance and growth rates of our Affiliates and their ability to effectively market their investment strategies, the mix of Affiliate contributions to our earnings, and other risks, uncertainties, and assumptions, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Such factors may be updated from time to time in our periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law.

From time to time, AMG may use its website as a distribution channel of material Company information. AMG routinely posts financial and other important information regarding the Company in the Investor Relations section of its website at www.amg.com and encourages investors to consult that section regularly.